Exhibit 10.1

Execution Version

Second Amendment to Amended and Restated Loan and Servicing Agreement

This Second Amendment (the “Amendment”), dated as of April 23, 2024, by and among FS CREIT Finance MM-1 LLC (the “Borrower”), Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, the “Initial Lenders” and each, an “Initial Lender”), the other Lenders party hereto, Barings Finance LLC, as the Facility Servicer (the “Facility Servicer”), FS CREIT Finance MM-1 LLC, as the Portfolio Asset Servicer (the “Portfolio Asset Servicer”), and, to the extent set forth herein, FS CREIT Finance Holdings LLC (“Holdings”), which amends that certain Amended and Restated Loan and Servicing Agreement dated as of April 27, 2022 (as amended by the First Amendment to Amended and Restated Loan and Servicing Agreement, dated January 5, 2023, among the Borrower, the Lenders, Massachusetts Mutual Life Insurance Company, as the Facility Servicer (the “Previous Facility Servicer”), the Portfolio Asset Servicer and Holdings, as further amended by the Assignment, Acceptance, Resignation and Appointment and Reaffirmation Agreement, dated December 19, 2023, among the Previous Facility Servicer, Borrower, Holdings, Wells Fargo Bank, National Association, as the Administrative Agent (the “Administrative Agent”), and Computershare Trust Company, N.A., as the Collateral Custodian (the “Collateral Custodian”) and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”), by and among the Borrower, Holdings, the Lenders, the Administrative Agent, the Previous Facility Servicer, the Portfolio Asset Servicer, Wells Fargo Bank, National Association, as the Previous Collateral Custodian and the other parties party thereto. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Loan and Servicing Agreement.

WHEREAS, pursuant to Section 11.01 of the Loan and Servicing Agreement, the Loan and Servicing Agreement and any other Transaction Document may be amended with the written consent of the Borrower and Lenders constituting the Majority Lenders;

WHEREAS, the Borrower and the Majority Lenders desire to amend the Loan and Servicing Agreement on the terms set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows.

SECTION 1. CONSENTS TO LOAN AND SERVICING AGREEMENT.

The Lenders party hereto hereby irrevocably consent to the terms of this Amendment.

SECTION 2. AMENDMENTS TO LOAN AND SERVICING AGREEMENT.

Effective as of the Amendment Effective Date, (a) the Loan and Servicing Agreement shall be amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Annex A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex A hereto and (b) the Exhibits to the Loan and Servicing Agreement shall be amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Annex B hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex B hereto.

SECTION 3. CONDITIONS PRECEDENT.

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (such date, the “Amendment Effective Date”) by the Lenders party hereto:

(a) The Administrative Agent and the Lenders shall have received a counterpart of this Amendment, duly executed by each of the Borrower and the Lenders;

(b) no Event of Default, Unmatured Event of Default or Market Trigger Event has occurred and is continuing on the Amendment Effective Date or would exist after giving effect to this Amendment; and

(c) the representations and warranties contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the Amendment Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby:

(a) The Borrower (i) has the power, authority and legal right to (A) execute and deliver this Amendment and (B) perform and carry out the terms of this Amendment and the transactions contemplated thereby, and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment (i) has been duly executed and delivered by the Borrower, (ii) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law).

(c) No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower of this Amendment or the validity or enforceability of this Amendment, other than such as have been waived, met or obtained and are in full force and effect.

(d) The execution, delivery and performance of this Amendment will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, each Borrower’s certificate of formation or limited liability company agreement, (ii) violate any Applicable Law in any material respect, or (iii) violate any material contract or other material agreement to which such Borrower is a party or by which any property or assets of such Borrower may be bound.

SECTION 5. MISCELLANEOUS.

(a) As of the Amendment Effective Date, each reference in the Amended Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or the Borrower under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(e) The provisions of Section 11.06 and Section 11.10 of the Loan and Servicing Agreement are hereby incorporated into this Amendment as if fully set forth herein, mutatis mutandis.

(f) This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures approved by the Borrower, the Lenders and the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Lenders shall not incur any liability arising out of the use of electronic methods for any and all purposes in connection with the execution of this Amendment, including the authorization, execution, delivery or submission of documents, instruments, notices, directions, instructions and reports to the Administrative Agent and/or the Collateral Custodian.

(g) This Amendment is a Transaction Document, and together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

The Borrower:

FS CREIT FINANCE MM-1 LLC

By:	/s/ Stephen Sypherd
Name: Stephen Sypherd
Title: Secretary

Solely with respect to the Specified Provisions and without recourse other than to the extent of the Pledged Collateral:

Holdings:

FS CREIT FINANCE HOLDINGS LLC

By:	/s/ Stephen Sypherd
Name: Stephen Sypherd
Title: Vice President, Treasurer and Secretary

[Signature Page to Second Amendment to A&R Loan and Servicing Agreement]

The Initial Lender:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Virginia Chiarello
Name: Virginia Chiarello
Title: Managing Director

[Signature Page to Second Amendment to A&R Loan and Servicing Agreement]

Lender:

C.M. LIFE INSURANCE COMPANY

By:	/s/ Virginia Chiarello
Name: Virginia Chiarello
Title: Managing Director

MASS MUTUAL ASCEND LIFE INSURANCE COMPANY

By:	/s/ Virginia Chiarello
Name: Virginia Chiarello
Title: Managing Director

[Signature Page to Second Amendment to A&R Loan and Servicing Agreement]

The Facility Servicer:

BARINGS FINANCE LLC, in its capacity as Facility Servicer

By:	/s/ Virginia Chiarello
Name: Virginia Chiarello
Title: Managing Director

[Signature Page to Second Amendment to A&R Loan and Servicing Agreement]

The Portfolio Asset Servicer:

FS CREIT FINANCE MM-1 LLC, in its capacity as Portfolio Asset Servicer

By:	/s/ Stephen Sypherd
Name: Stephen Sypherd
Title: Secretary

[Signature Page to Second Amendment to A&R Loan and Servicing Agreement]

Annex A

Annex B